Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 13, 2026.

The Carlyle Group Inc.

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Corporate Secretary

CG Subsidiary Holdings L.L.C.

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

Carlyle Holdings I GP Inc.

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

Carlyle Holdings I GP Sub L.L.C.

By:	Carlyle Holdings I GP Inc., its sole member

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

Carlyle Holdings I L.P.

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

TC Group, L.L.C.

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

TC Group Sub L.P.

By:	TC Group, L.L.C., its general partner

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

TC Group VII S1, L.L.C.

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

TC Group VII S1, L.P.

By:	TC Group VII S1, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

Carlyle Mozart Coinvestment Holdings, L.P.

By:	TC Group VII S1, L.P., its general partner
By:	TC Group VII S1, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

Carlyle Mozart Coinvestment UNLV Holdco, L.P.

By:	TC Group VII S1, L.P., its general partner
By:	TC Group VII S1, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle UNLV Holdco, L.P.

By:	TC Group VII S1, L.P., its general partner
By:	TC Group VII S1, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CPEP GP, LLC

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CPEP Circle Holdings, L.P.

By:	CPEP GP, LLC, its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

Carlyle Holdings II GP L.L.C.

By:	The Carlyle Group Inc., its sole member

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Corporate Secretary

Carlyle Holdings II L.L.C.

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

TC Group Cayman Investment Holdings, L.P.

By:	CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

TC Group Cayman Investment Holdings Sub L.P.

By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	CG Subsidiary Holdings L.L.C., its general partner

By:	/s/ Anne K. Frederick
Name:	Anne K. Frederick
Title:	Managing Director

TC Group VII, L.L.C.

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

TC Group VII, L.P.

By:	TC Group VII, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-1 Holdco GP, LLC

By:	TC Group VII, L.P., its managing member
By:	TC Group VII, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-1 Holdco, L.P.

By:	CP Circle ML-1 Holdco GP, LLC, its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML Holdco GP, LLC

By:	TC Group VII, L.P., its managing member
By:	TC Group VII, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-2 Holdco, L.P.

By:	CP Circle ML Holdco GP, LLC, its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-3 Holdco, L.P.

By:	CP Circle ML Holdco GP, LLC, its general partner
By:	TC Group VII, L.P., its managing member
By:	TC Group VII, L.L.C., its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-4 Holdco, L.P.

By:	CP Circle ML Holdco GP, LLC, its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-5 Holdco, L.P.

By:	CP Circle ML Holdco GP, LLC, its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-6 Holdco, L.P.

By:	CP Circle ML Holdco GP, LLC, its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President

CP Circle ML-7 Holdco, L.P.

By:	CP Circle ML Holdco GP, LLC, its general partner

By:	/s/ Jeremy Anderson
Name:	Jeremy Anderson
Title:	Vice President